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                                                                    Exhibit 10.3


                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

          1.   Basic Provisions ("Basic Provisions").

          1.1 Parties: This lease ("Lease"), dated for reference purposes only, March 1, 2000, is made by and between LNR Santa Clara I, LLC, a Delaware limited
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liability company, ("Lessor") and United Defense L.P., a Delaware limited
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partnership, ("Lessor"), (collectively the "Parties," or individually a
"Party").

          1.2 Premises: That certain real property, including all improvements therein are to be provided by Lessor under the terms of its Lease, and commonly know as N/A located in the County of Santa Clara, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project.) See Paragraph 50 of the Addendum attached hereto. ("Premises"). (See also Paragraph
2)

          1.3 Terms: See Addendum, Paragraph 51 years and N/A months ("Original Term") commencing N/A ("Commencement Date") and ending N/A. ("Expiration Date"). (See also Paragraph 3) See Addendum, Paragraph 51.

          1.4 Early Possession: N/A ("Early Possession Date"). (See also Paragraph 3.2 and 3.3)

          1.5 Base Rent: See Addendum, paragraph 52 per month ("Base Rent"), payable on the N/A day of each month commencing N/A.

          1.6 Base Rent Paid Upon Execution: See Addendum, Paragraph 52 as Base Rent for the period N/A.

          1.7  Security Deposit: None ("Security Deposit"). (See also Paragraph
5).

          1.8  Agreed Use: See Addendum, Paragraph 53. (See also Paragraph 6).

          1.9 Insuring Party: Lessee is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8).

          1.10 Real Estate Brokers: (See also Paragraph 15)

          (a) Representation: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):

          [_] Douglas A. Norton and Randy Kuttle of CB Richard Ellis represents Lessor exclusively ("Lessor's Broker");

          [_] Richard Kimball of Colliers International and Tom Smith of CB Richard Ellis represents Lessee exclusively ("Lessee's Broker"); or

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          [_]  N/A represents Lessor and Lessee ("Dual Agency").

          (b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of N/A % of the
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total Base Rent for the brokerage service rendered by said Broker).

          1.11 Guarantor: The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (See also Paragraph 37).
                 ---

          1.12 Addenda and Exhibits: Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 67 and Exhibits all of which constitute a part of this Lease.

          2.   Premises

          2.1 Letting: Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

          See Addendum, Paragraph 54.

          2.2 Compliance: All applicable laws, covenants or restrictions of record, building codes, regulations and ordinances are described herein as ("Applicable Requirements.").

          3.   Term.

          3.1 Term: The Commencement Date, Expiration Date and Original Term of this Lease are as specified in the Addendum Paragraph 51.

          4.   Rent.

          4.1 Rent Defined: All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

          4.2 Payment: Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without demand, offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one
(1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

          5.   Security Deposit.

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          6.   Use.

          6.1 Use: Lessee shall use and occupy the Premises only for the Agreed Use, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damages to neighboring properties.

          6.2  Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefore. In addition, Lessor may condition its consent to any Reportable use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises, and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation, (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

          (b) Duty to inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premise, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

          (c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended by any governmental body with


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jurisdiction thereof, whether or not formally ordered or required, for the clean up of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

          6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents which are in Lessee's possession or control, and other information evidencing Lessee's compliance with any Applicable Requirements reasonably specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

          6.4 Inspection; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency (provided, that Lessor shall use commercially reasonable efforts to give whatever notice is practical in the circumstances), and otherwise on 48 hours notice for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor unless a violation of Applicable Requirements, or a contamination is found to exist or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination. See Addendum, Paragraph 55.

          7. Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.

          7.1  Lessee's Obligations.

          (a) In General. Subject to the provisions of Paragraph 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks

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and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the
Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable usage and size in the vicinity, including, when necessary the exterior repainting of the Building.

          (b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (1) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor. Notwithstanding the foregoing, Lessee shall have the right to perform the maintenance required hereunder with its own personnel so long as the maintenance standards required hereunder are observed. In any event, Lessee shall furnish Lessor, no less frequently than quarterly, reasonable evidence that the required maintenance is taking place.

          7.2 Lessor's Obligations. Subject to the provisions of Paragraph 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, of in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of the Lease.

          7.3  Utility Installations; Trade Fixtures; Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fending in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the Improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. However, Lessee may make Alterations and Utility Installations to the Premises, without Lessor's prior consent, so long as no one of such Alterations or Utility Installations exceeds $500,000 in cost. Lessee shall, however, keep Lessor reasonably informed of the improvements it is making to the Premises, so

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that Lessor may file notices of nonresponsibility in a timely manner. Lessee may not make any Alterations which reduce the square footage of the improvements on the Premises.

          (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits,
(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plan and specifications. For work which requires Lessor's consent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

          (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

          7.4  Ownership; Removal; Surrender; and Restoration.

          (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of the Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

          (b) Removal. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease, Lessor may require any or all Lessee Owned Alterations or Utility Instructions which are constructed after the Commencement Date be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent, which are constructed after the Commencement Date (or if this Lease is terminated before the end of such term, then at any time within thirty (30) days after the end of such term).

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          (c)  Surrender/Restoration. Lessee shall surrender the Premises by the
Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned alterations and/or Utility installations, furnishing, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

          8.   Insurance; Indemnity.

          8.1 Payment For Insurance. Lessee shall pay for all Insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

          8.2  Liability Insurance.

          (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability Policy of insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performances of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) Carried by Lessor. Lessor may maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

          8.3  Property Insurance - Building, Improvements and Rental Value.

          (a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor,

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and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, but in no event more than the commercially reasonable and available insurable value thereof. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of earthquake, including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed ($50,000) per occurrence, and Lessee shall be liable for such deductible amount in the event of an insured Loss.

          (b)  (Rental Value.)

          8.4  Lessee's Property/Business Interruption Insurance.

          (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $50,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

          (b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

          (c) No Representation of Adequate Coverage. Lessor makes no representation that limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

          8.5 Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty
(30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof. If Lessor does not receive such evidence in a timely fashion after five business days notice given to the Lessee of the need for

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such insurance, then Lessor may order such insurance and change the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fall to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to procure and maintain the same.

          8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

          8.7 Indemnity. Except for the gross negligence or willful misconduct of Lessor, its agents, master or ground lessors, partners, and lenders, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

          8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions existing on or arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

          8.9 Earthquake and Flood Insurance. Lessee shall not be required to obtain earthquake or flood insurance, and Lessor shall not be entitled to pass through to Lessee the cost of any earthquake or flood insurance which Lessor obtains.

          9.   Damage or Destruction.

          9.1  Definitions.

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          (a)  "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in twelve (12) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in twelve (12) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

          (c) "Insured Loss" shall mean the cost to repair or rebuild the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved or which Lessor reasonably determines will not cost in excess of $3,000,000 to repair.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

          9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessee shall, at Lessee's expense, repair such damage (including Lessee's Trade Fixtures and Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; and Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose subject to customary controls typical in construction lending, including requirement that the job funds be kept in balance. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the insuring Party shall promptly contribute _____ _______ in proceeds (including the deductible which is Lessee's responsibility) as and when required to complete said repairs.

          9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within sixty (60) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor or Lessee's commitment to pay for the repair of such damage without termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. If Lessee gives such notice, this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available and shall be entitled to a reasonable fee for its efforts. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

          9.4 Total Destruction. If a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction, Lessor shall be entitled to obtain and retain all insurance proceeds payable on account of such total destruction; provided, that so long as the amount which Lessor is able to recover from the insurance carriers is not thereby reduced. Lessee shall have the right to obtain and retain insurance proceeds payable on account of damage to its Trade Fixtures and personal property. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6. Notwithstanding the foregoing, if Lessee so notifies Lessor within thirty (30) days after a Premises Total Destruction occurs, Lessee shall have the right to repair and restore all damage without reimbursement from Lessor. In such case, Lessee shall provide Lessor with the necessary funds or satisfactory assurances thereof within thirty (30) days after making such commitment. If Lessee gives such notice, this Lease shall continue in full force and effect and Lessee shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date of Premises Total Destruction.

          9.5 Damage Near End of Term. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at the time has an exercisable option to extend the Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished. In the event of such termination, Lessor shall be entitled to obtain and retain all insurance proceeds payable on account of such Total Destruction; provided, that so long as the amount which Lessor is able to recover from the insurance carriers is not thereby reduced, Lessee shall have the right to obtain and retain insurance proceeds on account of damage to its Trade Fixtures and personal property.

                9.6      Abatement of Rent; Lessee's Remedies.

                (a) Abatement. In the event of Premises Total Destruction for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value Insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                9.7 Termination - Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

                9.8 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

                10.      Real Property Taxes.

                10.1 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fees imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reasons of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises. See Addendum, Paragraph 56.

                10.2

                (a) Payment of Taxes. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefore upon demand. See Addendum, Paragraph 56.

                (b) Advance Payment. In the event Lessee incurs a late charge on any Rent payment two or more times in any twelve month period, Lessor may, at Lessor's option estimate the current Real Property Taxes and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest.

                10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

                10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of the Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

                11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

                12.      Assignment and Subletting.

                12.1     Lessor's Consent Required.

                (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent. In accordance with Paragraph 36, Lessor agrees that it consent will not be unreasonably withheld.

                (b) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty

(30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, the purchase price of any option to purchase the Premises held by Lessee shall be subject to such adjustment to one hundred ten percent (110%) or the price previously in effect. Further in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to such adjustment to one hundred ten percent (110%) or a price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

                (c) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

                (d) Notwithstanding the foregoing, Lessee shall have the right, upon prior notice to Lessor, to assign its interest in this Lease or sublet all or part of the Premises to a transferee (i) whose net worth, financial condition and ability to pay are sufficient to enable such transferee to perform all of the obligations of Lessee hereunder (or in the case of a subletting, all of Lessee's obligations pertaining to that portion of the Premises which is sublet) and (ii) who uses the Premises for the purposes permitted in this Lease. Such transfer will not affect the obligations of Lessee hereunder. See Addendum, Paragraphs 64 and 65.

                12.2     Terms and Conditions Applicable to Assignment and
Subletting.

                (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) alter the primary liability of Lessee for the payment of Rent or the performance of any other obligations to be performed by Lessee.

                (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

                (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

                (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

                (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

                (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

                (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent. See Addendum, Paragraph 64. 13. Default; Breach; Remedies.

                13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) business days following written notice to Lessee.

                (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) a Estoppel Certificate, (v) a required subordination, (vi) any document requested under Paragraph 42 (easements), or (vii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

                (d) a Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors;
(ii) becoming a "debtor" as defined in 11 U.S.C. (S). 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provision.

                (f) The discovery that any audited financial statement of Lessee given to Lessor was materially false, or that any unaudited financial statement of Lessee given to Lessor was materially false except for unintentional or clerical errors.

                (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing;

                13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in the case of an emergency, without notice (provided, that Lessor shall use commercially reasonable efforts to give whatever notice is practical in the circumstances)), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefore. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments of rent to be made by Lessee during the next twelve (12) months to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such breach:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of the award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute. See Addendum, Paragraph 57.

                (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

                (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

                13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement provision shall automatically be deemed deleted from this Lease and of no further force and effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of Rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless so stated in writing by Lessor at the time of such acceptance. Notwithstanding the foregoing, no Inducement Provision shall be deemed deleted unless (i) the Lessee does not cure its Default within the time period granted herein and (ii) such Default is not cured within a further thirty (30) days after Lessor notifies Lessee of its failure to effect such cure within such cure period.

                13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

                13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31/st/) day after it was due as to non-scheduled payments. The Interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in paragraph 13.4.

                13.6    Breach by Lessor.

                (a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion. See Addendum, Paragraph 58.

                (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor. See Addendum, Paragraph 58.

                14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the Premises, or more than twenty-five percent (25%) of the land area portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminates this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefore. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation. See Addendum, Paragraph 59.

                15.     Brokers' Fee.

                15.1 Representation and indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any ) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any cost, expenses, and/or attorney's fees reasonably incurred with respect thereto.

                16.     Estoppel Certificates.

                (a) Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party and in the case of Lessor, its lender or prospective lender and any prospective purchaser of the Premises.

                (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party
(ii) there are no uncured defaults in the Requesting Party's performance, (iii) if Lessor is the Requesting Party, not more than one month's Rent has been paid in advance and (iv) to such other effect as the Responding Party could have been requested to respond pursuant to paragraph (a) above. Prospective purchasers and encumbrances may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

                (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

     17. Definition of Lessor. The term "Lessor" as used herein shall mean to the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substance as outlined in Paragraph 6 above.

     18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

     20. Limitation on Liability. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligation or Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

     21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

     22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior contemporaneous agreement or understanding shall be effective.

     23. Notices.

     23.1 Notice Requirements. All notices required or permitted by the Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to

Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

        23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

        23.3 Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other, covenant or condition hereof, or of any subsequent Default or Beach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damage due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

        23.4 Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requiring recordation shall be responsible for payment of all fees applicable thereto.

        23.5 No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

        23.6 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

        23.7 Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

        23.8 Binding Effect. Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Loan shall be initiated in the county in which the Premises are located.

        24.   Subordination; Attornment;. Non-Disturbance.

        24.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that to holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease (except that Lessor's Lender shall have the obligation to perform the obligations of Lessor under this Lease during any period of time after it forecloses or takes a deed in lieu and for so long thereafter as it owns fee title to the Premises). Any Lender may elect to have this Lease and/or any Options granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        24.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership (ii) be subject to any offsets or defenses which Lessee might have against any lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

        24.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessee shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by its Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days then Lessee may, at Lessees's option, directly contact Lessor leader and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

        24.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

        25. Attorney's Fees. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon or their post judgment proceeding, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursed to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting breach.

        26. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of the emergency (but Lessor shall give such notice as is practical in the circumstances) and otherwise on 48 hours notice for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "(For Sale)" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign. (See Addendum, Paragraph 55.)

        27. Auction. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor, shall not be obligated to exercise any standard of reasonableness in determining wither to permit an auction.

        28. Signs. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

        29. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the actual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate of the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

        30. Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party required to an act by or for the other Party, such consent shall not be unreasonably withheld or denied. Lessor's actual reasonable costs and expenses (including, but not limited to, architects, attorneys', engineers' and other consultants' fees) incurred in the consideration of or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefore. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists. Nor shall such consent be deemed a waiver of any then existing Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessors consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with the determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request. See Addendum, paragraph 57)

        31.   Guarantor.

        31.1  Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

        31.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide, (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantors behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

        32. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all the convents, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Promises during the term hereof, subject to all matters of record.

        33.   Options. See Addendum, Paragraph 51.

        33.1 Definition. ("Option") shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor: (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

     33.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee and cannot be assigned or exercised by anyone other than said original Lessor and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

     33.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

     33.4 Effect of Default on Options.

     (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices, of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reasons of Lessee's inability to exercise an Option because of the provisions of Paragraph 33.4(a)

     (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option. If, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

     34. Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

     35. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and Invitees and their property from the acts of third parties.

     36. Reservations. Lessor reserves to itself the right from time to time to grant without the consent or joinder of Lessee such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign and acknowledge any documents reasonably requested by Lessor to effectuate any such easement rights, dedications, maps or restrictions.

     37. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom to obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right of the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

     38. Authority. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other Party satisfactory evidence of such authority.

     39. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

     40. Offer. Preparation of this Lease by either Party or their agent and submission of the same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be pending until executed and delivered by all Parties herein.

     41. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financiering or refinancing of the Premises.

     42. Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.


     43. Mediation and Arbitration of Disputes. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease [_] Is [_] Is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT AT THE TIME THIS LEASE IS EXECUTED, THE

TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
---------
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
--------------------------------------------------------------------------------

The parties hereto have executed this lease at the place and on the dates specified above their respective signatures.


Executed at:   Irvine, California        Executed at:   York, Pennsylvania
            -------------------------                ---------------------------

on:   March        , 2000                on:      March       , 2000
   ----------------------------------       -----------------------------------


By Lessor                                By Lessee

LNR Santa Clara I LLC, Delaware limited  United Defense L.P., a Delaware limited
---------------------------------------  ---------------------------------------

liability company                        partnership
---------------------------------------  ---------------------------------------


By:  LEGEND OAKS LIMITED PARTNERSHIP,
     --------------------------------
       a Delaware limited partnership, its member
       ------------------------------------------




By: LENNAR LEGEND OAKS                        Name Printed:Peter Woglom
    ----------------------------------------               ---------------------
    HOLDINGS INC., a Colorado Corporation,    Title:  Vice President and General
    ---------------------------------------           --------------------------
      its general partner                             Manager
      -------------------                             -------


By:                                            Title: Vice President and General Manager
   ----------------------------------------          -------------------------------------

Name Printed:
             ------------------------------

Title:    Vice President                       By:
      -------------------------------------       ----------------------------------------

Address: 18401 Von Karman Avenue, Suite 540    Name Printed:
         ----------------------------------                 ------------------------------
         Irvine, California  92612             Title:  Attention:  Carl Hanes
         ----------------------------------         -------------------------------------

                                               Address: 1205 Coleman Avenue
                                                       -----------------------------------

                                                        Santa Clara, California 95050
                                                       -----------------------------------

Telephohne:     (949) 442-6100                 Telephohne:  (408) 289-0111
           ---------------------------------              --------------------------------

Facsimile:  (949) 442-6175                     Facsimile:  (408) 242-3713
           ---------------------------------             ---------------------------------

Federal ID No.                                 Federal ID No.
              ------------------------------                 -----------------------------


                                                             Initials
                                                                     ----------  ---------

NOTE: These forms are often modified to meet the changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax No. (213) 687-8616

                                    ADDENDUM

     This is the Addendum to that certain Standard Industrial/Commercial Single-Tenant Lease -Net dated as of March 1, 2000 between LNR Santa Clare 1, LLC, a Delaware limited liability company, as Lessor, and United Defense L.P., a Delaware limited partnership, as Lessee (the "Lease"). All capitalized terms used in this Addendum without definition shall have the meanings given to them in the Lease. In the event of any inconsistency between the provisions of this Addendum and those of the printed portions of the Lease, the provisions of this Addendum shall control. Nevertheless, this Addendum is part of the Lease for all purposes, and all references in the Lease to "this Lease" or similar statements are intended to include reference to this Addendum.

     Lessor and Lessee further agree as follows:

     50. Property Description. The Premises consist of two parcels of land located in Santa Clara County, California which are not adjacent. One parcel is referred to herein as "1205 Coleman" and the other parcel is referred to herein as "1450 Coleman". The legal descriptions of the Premises are contained in Exhibit A (1205 Coleman) and Exhibit B (1450 Coleman) attached hereto and
---------                    ---------
incorporated herein by reference. For reference, 1205 Coleman includes the property at 328 Brokaw and 340 Brokaw. The Premises are leased subject to all matters of record and to all matters which an accurate survey or physical inspection would reveal. Depending upon the exercise of certain options of Lessee contained in Paragraph 51, the Premises may at a future date consist of 1205 Coleman or 1450 Coleman or both.

     51. Term and Options to Extend.

         51.1 1205 Coleman. The term of this Lease as it pertains to 1205
              ------------
Coleman begins on March 1, 2000 (the "Commencement Date") and ends October 30, 2011.

         (a) Lessee shall have the option to extend the term of this Lease as it pertains to 1205 Coleman from November 1, 2011 to October 30, 2016 by giving Lessor written notice of exercise of its option no earlier than two (2) years and no later than one (1) year prior to October 30, 2011.

         (b) If Lessee duly exercises its option to extend contained in paragraph (a) above, Lessee shall have the further option to extend the term of this Lease as it pertains to 1205 Coleman from November 1, 2016 to October 30, 2021 by giving Lessor written notice of exercise of its option no earlier than two (2) years and no later then one (1) year prior to October 30, 2016.

         51.2. 1450 Coleman. The term of this Lease as it pertains to 1450
               ------------
Coleman begins on the Commencement Date and ends October 30, 2006.

               (a) Lessee shall have the option to extend the term of this Lease as it pertains to 1450 Coleman from November 1, 2006 to October 30, 2011 by giving Lessor written notice of exercise of its option no earlier then two (2) years and no later then one (1) year prior to October 30, 2006.

               (b) If Lessee duly exercises its option to extend contained in paragraph (a) above, Lessee shall have the further option to extend the term of this Lease as it pertains to 1450 Coleman from November 1, 2011 to October 30, 2016 by giving Lessor written notice of exercise of its option no earlier than two (2) years and no later then one (1) year prior to October 30, 2011.

               (c) If Lessee duly exercises its option to extend contained in paragraph (b) above, Lessee shall have the further option to extend the term of this Lease as it pertains to 1450 Coleman from November 1, 2016 to October 30, 2021 by giving Lessor written notice of exercise of its option no earlier than two (2) years and no later than one (1) year prior to October 30, 2016.

         51.3 Conditions to Exercise of Options. Certain conditions to exercise
              ---------------------------------
of the foregoing options are setforth in paragraph 39 of the Lease.

         51.4 Term. As used herein, "Term" includes any extensions of the term
              ----
of this Lease which are duly exercised by Lessee.

         51.5 Miscellaneous. It is not necessary to exercise an available
              -------------
extension option for 1205 Coleman or for 1450 Coleman in order to be able to exercise an available extension option for the other. If this Lease expires as to 1250 Coleman or 1450 Coleman but not the other, then (i) such expiration shall not affect the provisions of this Lease as they pertain to the other parcel, which provisions shall continue in full force and effect, subject to all of the other terms and provisions of this Lease, and (ii) the Premises will be deemed to consist only of the parcel (1205 Coleman or 1450 Coleman, as the case may be) which continues to be subject to the terms of this Lease.

     52. Base Rent.

         52.1 Base Rent through September 30, 2001. The Base Rent for the
              ------------------------------------
Premises shall be payable beginning March 1, 2000 through the expiration or earlier termination of this Lease. The Base Rent for the period between March 1, 2000 and September 30, 2001 is Two Hundred Sixty-Seven Thousand Forty Dollars ($267,040) per month, payable on the first day of each and every month beginning on January 1, 2000, in advance.

         52.2 Base Rent from October 1, 2001 through October 30, 2011. The Base
              -------------------------------------------------------
Rent for the Premises for the period between October 1, 2001 and October 30, 2011 is Three Hundred Thirty-Nine Thousand Two Hundred Nine Dollars ($339,209 ) per month, payable in advance on the first day of each and every month beginning on October 1, 2001, subject to adjustment in accordance with Paragraph 52.3. However, if Lessee does not exercise its option contained in Paragraph 51.2(a) to extend the Term with respect to 1450 Coleman to October 30, 2011, then the Base Rent for the period of November 1, 2006 through October 30, 2011 will be calculated solely with reference to 1205 Coleman and will be Three Hundred Thirty-eight Thousand Seventy-Eight Dollars ($338,078) per month, payable in advance on the first day of each month beginning November 1, 2006, subject to further adjustment pursuant to Paragraph 52.3.

         52.3 Adjustments to Base Rent.
              ------------------------

         (a) On October 1 of each of the years 2002 through 2010 the Base Rent for the Premises for the twelve (12) month period beginning on such date will increase by three percent (3%) over the Base Rent for the prior twelve (12)month period. For example, the monthly Base Rent for the twelve (12) month period beginning October 1, 2002 will be $349,385.27 and the monthly Base Rent for the twelve (12) month period beginning October 1, 2003 will be $359,866.83.

         (b) However, if Lessee does not exercise its option contained in Paragraph 51.2(a) to extend the Term with respect to 1450 Coleman to October 30, 2011, then the increases to Base Rent called for by paragraph (a) above for the twelve (12) month periods beginning October 1, 2006 and continuing through October 30, 2010 shall be calculated as if 1450 Coleman had never been part of the Premises. By way of example, the Base Rent for the twelve (12) month period beginning October 1, 2006 would be the Base Rent which would have been payable for the prior twelve (12) month period with respect to 1205 Coleman alone, increased by three percent (3%) per annum. The Base Rent which "would have been payable with respect to 1205 Coleman" is eighty-five and ninety-seven hundredths percent (85.97%) of the Base Rent which was payable with respect to the Premises (including both 1205 Coleman and 1450 Coleman) with respect to such period.

     A matrix showing the adjusted Base Rent through October 30, 2011 is contained on Schedule 1 attached hereto and Incorporated herein by reference.

         52.4 Base Rent During Certain Option Periods.  The Base Rent payable
              ---------------------------------------
with respect to the Premises foreach option period described in Paragraphs 51.1
(a) and (b) and 51.2 (b) and (c) shall be ninety-five percent (95%) of the Fair Rental Value of the Premises which are covered by this Lease during such option periods. "Fair Rental Value" for purposes of this Lease means the greater of (1) the Base Rent for the Premises subject to the option as of the date which is immediately prior to the first day of the option period and (ii) the prevailing rental rate for premises in the vicinity of the Premises subject to the option which are zoned and improved in a manner similar to the Premises as of one (1) year prior to the first day of the option period. Regardless of whether clause (i) or (ii) is chosen, the Base Rent for each option period shall be increased on each anniversary of the first day of the option period by an amount equal to three percent (3%) of the Base Rent for the prior year. In the event that Lessor and Lessee cannot agree in writing on the Fair Rental Value within thirty (30) days after exercise of any option by Lessee, the Fair Rental Value shall be determined in accordance with Paragraph 61.

         53. Use. The Agreed Use of the Premises is the uses and purposes for which the Premises are being used on the date hereof by Lessee, including the design, development and manufacturing of military vehicles and general research and development.

         54. Condition of Property. Lessor and Lessee acknowledge that because Lessee has been a lessee of the Premises for many years and Lessor just acquired the Premises, Lessee has much greater knowledge of the Premises, including the improvements thereon, than does Lessor. Accordingly, Lessee further acknowledges that Lessor is making no representation or warranty whatsoever, express or implied, with respect to the Premises, any improvements thereon, the condition thereof or the compliance thereof with Applicable Law. Neither Lessor nor Lessee has any obligation to the other to disclose any fact or condition with respect to the Premises which such party discovered or may have discovered in connection with its investigation or occupancy of the Premises prior to the date hereof.

         55. Access and Cooperation Regarding Hazardous Substances.

             (a) Lessee and FMC Corporation ("FMC"), the prior owner of the Premises, have been named as a dischargers of Hazardous Substances at the Premises and adjacent properties by the Regional Water Quality Control Board, San Francisco Bay Region ("RWQCB") pursuant to the "RWQCB's Site Cleanup Requirements Order No. 96-024 (the "RWQCB Order). In addition, Lessee and FMC have entered into a Corrective Action Consent Agreement, dated January 2, 1998, with the Department of Toxic Substances Control ("DTSC") relating to investigation and remediation of Hazardous Substances at the Premises and adjacent properties (the "Consent Agreement"). The RWQCB Order and the Consent Agreement address certain contaminants detected in soil and groundwater-at the Promises and adjacent properties ("Existing Contamination"). Nothing in this Lease shall alter either Lessee's or FMC's obligations under the RWQCB Order or Consent Agreement, as such documents may be supplemented or amended, or under any other order or environmental requirement to which Lessee and FMC are subject. Lessee and FMC shall remain responsible for investigation and remediation of all Existing Contamination to the extent they were responsible prior to the date hereof. Lessee acknowledges that FMC has indemnified Lessor against certain losses and liabilities arising from the Existing Contamination (the "FMC Indemnity"), as set forth in that certain Right of Entry Agreement and Easement, between FMC and Lessor, dated December 21, 1999 (the "Right of Entry Agreement"), and is familiar with the terms and conditions applicable to the FMC Indemnity. Lessee hereby agrees that it shall conduct its operations on the Premises in accordance with the FMC Indemnity and the Right of Entry Agreement, and shall ensure that Lessor's rights and obligations under the FMC Indemnity and the Right of Entry Agreement are not adversely impacted by Lessee's operations on and/or use of the Premises. Lessor shall use commercially reasonable efforts to ensure that FMC's activities will be conducted in a manner which does not unreasonably interfere with the activities of Lessee on the Premises.

             (b) Investigation and Remediation of Hazardous Substances. Upon discovery of Hazardous Substances at or on the premises which were released, used or brought onto the Premises by Lessee (or for Lessee by any third party) after December 21, 1999, Lessee shall have the option of addressing the resulting contamination itself, as set forth in Paragraph 6.2(c) of the Lease.
                                                ----------------
Lessee must notify Lessor in writing of its intent to do so within 30 days of such discovery (a "Lessee Remediation Notice"), If Lessee timely delivers the Lessee Remediation Notice, it shall (i) act promptly to investigate Hazardous Substance issues, (ii) cooperate with Lessor and promptly furnish to Lessor copies of the results of all tests performed by or for Lessee and (iii) promptly remediate any such Hazardous Substances in accordance with applicable law and this Lease. If no Lessee Remediation Notice is provided in timely fashion to Lessor, Lessor shall have the option of addressing the resulting contamination itself, in which case Lessee agrees to reimburse Lessor for all reasonable costs and expenses incurred by Lessor to investigate, remediate, remove and dispose of Hazardous Substances released, used or brought onto the Premises by Lessee (or for Lessee by any third party) after December 21, 1999, and to restore the Premises following such activities. In the event Lessor elects to address the resulting contamination itself, it shall do so In a manner which does not unreasonably interfere with the activities of Lessee on the Premises. If Lessor does not elect to address the resulting contamination, Lessee shall retain responsibility for addressing the contamination, as set forth in Paragraph 6.2(c) of the Lease.
                                                  ----------------

     (c) Lessee Indemnification. Lessee and its successors and assigns shall indemnify, defend by counsel reasonably acceptable to Lessor and hold Lessor, its successors, assigns, agents, employees, lenders, and other tenants, if any, harmless from and against any loss, liability, claim, cost, damage, or expense, including but not limited to lost rents, judgments, penalties, settlement payments, attorneys' fees and consultants' fees arising out of or involving any Hazardous Substances released, used or brought onto the Premises by or for Lessee or any third party after the Commencement Date. Lessee's obligations shall include, but not be limited to, the effects of any contamination, whether on the Premises or migrating off the Premises, injury to person, property or the environment, created or caused by Lessee after the Commencement Date, and the cost of investigation, removal, disposal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination or expiration of this Lease or any agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to such Hazardous Substances unless specifically so agreed by Lessor in writing at the time of such agreement.

     (d) Remedial Facilities Easement. Lessee acknowledges that, in connection with the Right of Entry Agreement, FMC and Lessor have entered into that certain Easement Agreement and Memorandum of Right of Entry, dated December 21, 1999, granting FMC various easements for remediation facilities on Premises (the "Remedial Facilities Easement'). Lessee consents to and subordinates its interest under this Lease to the easements granted under the Remedial Facilities Easement. In addition, in the event additional investigation or remediation facilities are required in the future, Lessee hereby consents to the installation and operation of such facilities and agrees to subordinate its interest under this Lease to any subsequent easement granted to FMC for such purpose.

     (e) Utilities Easement. Lessee acknowledges that, in connection with the Purchase Agreement, FMC and Lessor have entered into that certain Temporary Easement Agreement and that certain Easement Agreement, each dated December 21, 1999, granting FMC various utility easements on Premises (the "Utilities Easements"). Lessee consents to and subordinates its interest under this Lease to the easements granted under the Utilities Easement.

     56. Notice of Sale by Lessor; Exemption of Lessee from Paying Certain Property Tax Increases Caused by a Transfer. Lessor may transfer all or part of its fee interest in the Premises in a transaction which will cause the ad valorem property taxes on the Premises to increase. If so, Lessor shall so notify Lessee at least six (6) months prior to the date of such transfer. If Lessor does not give such notice in timely fashion, then Lessee shall not have the obligation to pay any increase in such ad valorem property taxes caused by the transfer for the period of time (i) beginning on the earlier of the date such notice is given and the date of the transfer and (ii) ending six (6) months later. The provisions of the foregoing sentence shall be the only remedy to Lessee should Lessor not give timely notice of its intent to transfer.

     57. Lessee Right to Assign or Sublet Following a Breach or Default. If Lessor elects pursuant to Paragraph 13.2(b) of the Lease to continue the Lease in effect following a Breach or Default by Lessee, Lessee shall have the right to assign its interest in the Lease or sublet the Premises, or both, with the consent of Lessor, which consent shall not be unreasonably withheld.

     58. Lender Protection. Notwithstanding the provisions of Paragraph 13.6 of the Lease, in the event that Lessee has notified Lessor pursuant to such Paragraph of an obligation which Lessor must fulfill and, at that time, Lessor has a lender with a security interest in the Premises and Lessee has been notified of the existence of such security interest, then such lender shall have a reasonable period of time after receiving notice from Lessee of such obligation within which to perform or cause to be performed such obligation , including time to foreclose upon the Premises if the nature of the obligation is such that possession of the Premises is reasonably necessary to perform such obligation.

     59. Condemnation. Notwithstanding the provisions of Paragraph 14 of the Lease, (i) Lessee shall be entitled to recover compensation for its relocation expenses, lost of business goodwill and/or Trade Fixtures only to the extent that such recovery does not reduce the compensation which Lessor is entitled to recover on account of such condemnation, (ii) all Alterations and Utility Installations made to the Premises prior to the date hereof shall, for purposes of any condemnation, be deemed to be owned solely by Lessor, (iii) all Alterations and Utility Installations made to the Premises after the date hereof shall, for purposes of any condemnation, be deemed to be owned solely by Lessee and (iv) to the extent Lessor has any obligation to repair damage caused by any condemnation, such obligation shall be limited to the proceeds recovered by Lessor as a result of the condemnation.

     60. No Obligations for Prior Lease. Immediately prior to the date hereof Lessee was a party to an Amended and Restated Lease Agreement dated as of October 6, 1997 between FMC Corporation, as landlord, and Lessee, as tenant (as amended to date, the "Prior Lease"). The interest in the Prior Lease of FMC Corporation was assigned to Lessor. Lessee and Lessor hereby terminate the Prior Lease. Except as provided below, Lessee acknowledges that the Prior Lease has terminated, that neither Lessor nor FMC has any responsibility whatsoever for the obligations of the landlord thereunder, and that the Prior Lease creates no obligations between Lessor and Lessee. Without limiting the generality of the foregoing, Lessee acknowledges that FMC has no obligation under paragraph 23 of the Prior Lease. Notwithstanding the foregoing, Lessor retains and reserves the right to obtain reimbursement of the first installment of 1999-2000 real estate taxes for APN 230-46-053 and 230-46-032 from Lessee under the Prior Lease. Also, Lessee shall be responsible for the second installment of real estate taxes for APN 230-46-053, subject to such credit as Lessor receives from FMC Corporation. Last, Lessee shall pay $1,530.77 which constitutes 0.78% of the second installment of 1999-2000 taxes for APN 230-46-032 unless it has already paid the same.

     61. Arbitration of Fair Rental Value. In the event the Fair Rental Value is to be determined in accordance with this Paragraph 61, the judgment for the award rendered in any arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in the City and County of Santa Clara, California, in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes, except to the extent that the procedures mandated by such rules shall be modified as follows:

     (a) Either party may make demand for arbitration in writing, specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser familiar with the fair market rent of first class, improved industrial space in the Santa Clara/San Jose area. Within fifteen (15) days after the service of the demand for arbitration, the party not initiating arbitration shall give notice to the other, specifying the name and address of the person designated by it to act as arbitrator on its behalf, who shall be similarly qualified. If the party not initiating arbitration fails to notify the other party of the failing party's appointment of its arbitrator within the time specified above, then the arbitrator appointed by the party initiating arbitration shall be the arbitrator to determine the issue, shall determine Fair Rental Value within fifteen (15) days after his appointment and shall promptly notify all parties of his decision.

     (b) In the event that two arbitrators are chosen pursuant to paragraph (a) above, the arbitrators so chosen shall, within fifteen (15) days after the second arbitrator is appointed determine the Fair Rental Value. If they are unable to agree within such fifteen (15) day period, they shall appoint a third arbitrator who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators. If they cannot agree upon such appointment within seven (7) days after the expiration of the fifteen
(15) day period, the third arbitrator shall be selected by the parties themselves, if they can agree within a further period of fifteen (15) days. If they cannot, then either party, on behalf of both, may request appointment of such a qualified person by the then chief judge of the United States District Court having jurisdiction over the City of Santa Clara, acting in his private and not in his official capacity, and the other party shall not raise any question as to such judge's full power and jurisdiction to entertain the application for and to make the appointment. The three arbitrators shall decide the dispute, if it has not been previously resolved, by following the procedures set forth below.

     (c) Where an issue cannot be resolved by agreement between the two arbitrators selected by Lessor and Lessee, or settlement between the parties during the course of arbitration, the issue shall be resolved by the three arbitrators within fifteen (15) days of the appointment of the third arbitrator in accordance with the following procedure. The arbitrator selected by each of the parties shall state in writing his determination of the Fair

Rental Value supported by the reasons therefore with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions most closely approximates his determination of Fair Rental Value. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed resolutions. The resolution he chooses as most closely approximating his determination shall constitute the decision of the arbitrators and be final and binding upon the parties.

     (d) In the event of a failure; refusal or inability of any arbitrator to act, his successor shall be appointed by him, but in the case of the third arbitrator, his successor shall be appointed in the same manner as provided for appointment of the third arbitrator. The arbitrators shall decide the issue within fifteen (15) days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Lessor and the arbitrator appointed by Lessee concur shall be binding and conclusive upon the parties. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator, if any, and the attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses. The arbitrators shall have the right to consult experts and competent authorities to obtain factual information or evidence pertaining to a determination of Fair Rental Value, but any such consultation shall be made in the presence of both parties with full right on their party to cross-examine. The arbitrators shall render their decision and award in writing with counterpart copies to each party. The arbitrators shall have no power to modify the provisions of this Lease.

     62. Improvement Allowance. On or before January 1, 2005, Lessor will provide to Lessee an improvement allowance of up to $545,680 to enable Lessee to improve the Premises by constructing Alterations or other permanent Improvements. This improvement allowance will be paid to Losses by Lessor upon receipt by Lessor of reasonable evidence that costs equal to the amount of the improvement allowance have been incurred by Lessee for the foregoing purposes. At Lessee's request, the amount of the improvement allowance will be paid directly by Lessor to the contractors and others constructing the Alterations or other permanent improvements.

     63. Covenant to Restrict Use of Property: Environmental Restriction. Lessee acknowledges that the Premises are subject to that certain Covenant to Restrict Use of Property: Environmental Restriction, dated August 1, 1996 and recorded on October 1, 1996 in the official records of Santa Clara County, California as document number 13466452 (the "Covenant to Restrict Use"). Lessee agrees to comply with all restrictions on use of the Premises set forth in the Covenant to Restrict Use. Pursuant to Section 3.04 of the Covenant to Restrict Use, the following statement is hereby incorporated into this Lease: The land described herein contains hazardous substances, as defined in Section 26316 of the California Health and Safety Code, and petroleum hydrocarbons, and is subject to the requirements of the Water Code and (the Covenant to Restrict Use), which imposes certain covenants, conditions and environmental restrictions pursuant to California Civil Code Section 1471 on use of the property described herein. The provisions of the Covenant to Restrict Use are incorporated herein and made a part hereof as if set forth in full. This statement is not a declaration that any hazard exists.

     64. Certain Subletting.

     (a) In the event Lessee subleases fifty percent (50%) or more of the leaseable area in that part of the Premises commonly known as "1205 Coleman" (not including the property commonly known as "328 Brokaw" or "340 Brokaw"), or subleases fifty percent (50%) or more of the rentable area in that portion of the Promises commonly known as "328 Brokaw and 340 Brokaw, then Lessor shall have the right to terminate this Lease as to such portion of the Premises, upon thirty (30) days prior written notice to Lessee. The portion of the Premises constituting each of said areas (that is,. "1205 Coleman" and "328/340 Brokawn") is not precise, and Lessor and Lessee agree that they will act in good faith and on a reasonable basis to determine how to separate these two portions of the Premises should the need arise. In the event they cannot reach agreement within thirty (30) days after Lessor's notice above, they shall resolve the dispute in accordance with the arbitration procedures of Paragraph 61.
                                              ------------

     (b) In the event Lessee wishes to sublet any portion of the Premises it shall first notify Lessor of (i) the proposed sublessee, (ii) the rent to be charged and the other material terms of the proposed subletting and (iii) the space to be sublet. In the event that the proposed subletting, if consummated, would result in Lessee having thirty percent (30%) or more of the rentable square footage of the Premises subject to subleases, then Lessor shall have the right to terminate the Lease as to that portion of the Premises then sublet and then proposed to be sublet, and thus "recapture" such portion, by notifying Lessee to that effect within twenty (20) days after receiving Lessee's notice. If Lessor so notifies Lessee, then effective thirty (30) days after the receipt of the notice by Lessee, this Lease shall terminate as to said portion of the Premises, Lessee shall deliver the same to Lessor in the condition required upon termination of this Lease and Lessor shall have the right to use, occupy and lease the same. In such event, Lessee shall provide Lessor and its successors, assigns and lessees with reasonable access to said portion of the Premises and with reasonable parking, and Lessor and Lessee shall cooperate with one another to separate said portion of the Premises from that portion retained by Lessee.

                      Notwithstanding the foregoing, in the event Lessee ever proposes to sublet thirty percent (30%) or more of the rentable square footage of the Promises ("30% Premises") in a single sublease and Lessor, pursuant to its right set forth above, elects not to terminate the Lease as to
                                              ---
the 30% Premises, then if Lessee enters into such sublease the sublease of the 30% Premises shall not be deemed to be an outstanding sublease for purposes of Lessor's right to recapture set forth above. Thus, if such sublease is entered into, Lessor shall not have the right to terminate such sublease during its term by reason of the lessor's rights in this Paragraph (b).

                  (c) In the event Lessor terminates this Lease as to a portion of the Premises, as provided above, Lessor and Lessee shall treat such termination as if this Lease had terminated at the end of the term as to such portion, and thereafter the Base Rent and other charges hereunder shall be prorated on the basis that the rentable area of that portion of the Premises which is not terminated bears to the rentable area of the entire Premises on the date hereof. If Lessor elects to so terminate, it shall not charge Lessee any additional sum for so doing.

                  (d) In the event Lessee elects to sublet all or a portion of the Premises for an amount which exceeds the amount of the Base Rent and Real Property Taxes fairly allocable to such portion (the amount fairly allocable shall be the pro rate portion of the Base Rent, based on the square footage sublet), then Lessee shall pay to Lessor sixty percent (60%) of the amount by which the rent and other consideration which Lessee receives on account of the subletting exceeds the sum of (i) the Base Rent and other charges Lessee pays Lessor for such portion and (ii) Lessee's reasonable out-of-pocket expenses of subletting.

                  65. Lessor Rights on Assignment. In the event Lessee wishes to assign its interest in the Lease, it shall first notify Lessor of (i) the proposed assignee, (ii) the material terms of the proposed assignment, including the consideration therefore, and (iii) the effective date proposed for the assignment. Lessor shall have the right to terminate this Lease, and thus "recapture" the Premises, by notifying Lessee to that affect within twenty (20) days after receiving Lessee's notice. If Lessor so notifies Lessee, then effective thirty (30) days after the receipt of the notice by Lessee, this Lease shall terminate and Lessee shall deliver the Premises to Lessor in the condition required upon termination of this Lease. Notwithstanding the foregoing provisions of this Paragraph 65, Lessor shall not have the right to terminate this Lease or "recapture" the Premises in the event Lessee's assignment of this Lease is pursuant to a merger of Lessee or the sale by Lessee of all or substantially all of it assets.

                  In the event Lessor does not exercise its option to terminate the Lease and the Premises, and Lessee assigns its interest in the Lease as proposed in its notice to Lessor, then Lessee shall pay to Lessor, when it receives the same, sixty percent (60%) of the amount by which the rent and other consideration which Lessee receives on account of the assignment exceeds the sum of (i) the Base Rent and other charges Lessee pays Lessor under the Lease and
(iii) Lessee's reasonable out-of-pocket expenses incurred in connection with the assignment. In the event Lessee receives a lump sum payment on or about the date of the assignment, for purposes of determining the amount in clause (i) above, the Base Rent and other charges payable under the Lease shall be discounted to present value in the manner contemplated in Section 13.2(a) of the Lease.
                                            ---------------

                  66. Financial Reporting. Concurrently herewith Lessee has
                      -------------------
delivered to Lessor a letter in the form of Exhibit C sent to Lessor by United
                                            ---------
Defense, Inc. ("UDI"), which controls United Defense, L.P. No later than April 1 of each year during the Term, beginning with the year 2001, Lessee shall deliver to Lessor one of the following: (i) a letter from the chief financial officer of UDI directed to Lessor in the form of Exhibit C but with respect to its fiscal
                                      ---------
year most recently ended, to the effect set forth in Exhibit C for such year; or
                                                     ---------
(ii) a balance sheet, income statement and statement of changes in financial condition for Lessee for the fiscal year of Lessee most recently ended, unaudited but certified by Lessee's chief financial officer as true, correct and complete in all material respects as of such date.

                  67.   Certain Distributions to UDI. Lessee shall promptly
                        ----------------------------
notify Lessor if, at any time during the Term of the Lease, Lessee transfers twenty-five percent (25%) or more (determined by value) of its assets to UDI or an entity controlled by or under common control with UDI. Within forty-five (45) days thereafter Lessor shall have the right by notice to Lessee and UDI,

                  67.1 if at that time UDI is a corporation which is filing public reports under Section 12(g) of the Securities Exchange Act of 1934, then to cause UDI to become the Lessee under this Lease and to assume all of the obligations of Lessee hereunder in a form, and by documents, reasonably acceptable to Lessor. If Lessor makes the election under this Section 67.1,
                                                              ------------
Lessor shall release United Defense, L.P. from all of its obligations under the Lease from and after the date when UDI becomes the Lessee hereunder; and

                  67.2 if at that time UDI is not a corporation which is filing public reports under Section 12(g) of the Securities Exchange Act of 1934, then to cause UDI to become an additional Lessee hereunder, having joint and several liability with United Defense, L.P., and to cause UDI to assume all of the obligations of Lessee hereunder in a form, and by documents, reasonably acceptable to Lessor. If Lessor makes the election under this Section 67.2,
                                                              ------------
United Defense, L.P. shall not be released from any of its obligations hereunder.

                  No distribution of assets from Lessee to UDI or an entity controlled by or under common control with UDI shall give Lessor any right to "recapture" the Premises as provided in Paragraph 65 above.

                  IN WITNESS WHEREOF, Lessor and Lessee have executed this Addendum as of the date first above written.

"Lessor"                                                      "Lessee"

---------------------------------------------- ---------------------------------
LNR SANTA CLARA I, LLC,                        UNITED DEFENSE, L.P.,

a Delaware limited liability company           a Delaware limited partnership

---------------------------------------------- ---------------------------------
by:  LEGEND OAKS LIMITED PARTNERSHIP,

     a Delaware limited partnership,

     its member

---------------------------------------------- ---------------------------------
     by:  LENNAR LEGEND OAKS HOLDINGS, INC.,

          a Colorado corporation,              by:     /s/ Peter C. Woglom
                                                   ----------------------------
          its general partner
                                                   Peter C. Woglom

                                                   Vice President and General
                                                   Manager

---------------------------------------------- ---------------------------------

by:      /s/ (illegible)
      ------------------------

              Vice President

---------------------------------------------- ---------------------------------

                                    Exhibit A
                                 (1205 Coleman)

          REAL PROPERTY in the City of Santa Clara and the City of San Jose, County of Santa Clara, State of California, described as follows:

          ADJUSTED PARCEL A
          -----------------

          Parcel One:

          Beginning at the Intersection of the Southeasterly line of Brokaw Road with the Northeasterly line of that certain 36.481 acre tract of land described in the Deed from Mary Ives Crocker to Southern Pacific Company, dated November 5, 1925 and recorded November 9, 1925 in Volume 192 of Official Records, page 370; thence along the Northeasterly line of said 36,481 acre tract S. 57(degrees) 34' E. 660 feet; thence leaving said Northeasterly line and running S. 77(degrees) 22' 15" E. 295.14 feet to a point on a line parallel with and distant Northeasterly at right angles 100 feet from said Northeasterly line of said 36,481 acre tract; thence along said parallel lines 57(degrees) 34' E. 534.59 feet to a point on the boundary line common to the cities of Santa Clara and San Jose; thence along said boundary line N. 0(degree) 05' W. 757.38 feet to a point on the Southwesterly line of Coleman Avenue as established by Deed from City of San Jose to City of Santa Clara, dated June 24, 1947 and recorded March 3, 1948 in Book 1575 of Official Records, page 78; thence along said Southwesterly line of Coleman Avenue with the Southeasterly line of Brokaw Road; thence along said line of Brokaw Road S. 36(degrees) 49' W. 740.85 feet to the point of beginning and being a portion of the Stockton Rancho.


          Together with Parcel Two, described as follows:

          All that certain tract of land situated in the Santa Clara County, California, and being a portion of that certain Parcel I and Parcel 2 conveyed by the City of San Jose, a municipal corporation, to the City of Santa Clara, a municipal corporation, by Deed recorded on October 19, 1956 in Book 3636 of Official Records, page 632 and 633 therein, Records of Santa Clara County, California, and being more particularly described as follows:

          Beginning at the point of Intersection of the Northeasterly line of Coleman Avenue 100 feet wide, as established by a deed from the City of San Jose, a municipal corporation, to the City of Santa Clara, a municipal corporation, dated June 24, 1947 and recorded March 3, 1948 in Book 1575 of Official Records, page 78, Santa Clara County Records, with the Southeasterly line of Brokaw Road 60 feet wide; thence running along said Northeasterly line of Coleman Avenue S. 57(degrees)39' 16" E. 1267.41 feet to the most Southerly corner of said Parcel 2; thence leaving said Northeasterly line and running along the Easterly line of said Parcel 2, N. 0(degree)46' 02" W.
          530.58 feet to a point; thence N. 57" 39' 16" W. and parallel with said Northeasterly line of Coleman Avenue 279.42 feet to beginning of a circular curve; thence along said circular curve to the left, tangent to preceding course with a radius of 900 feet, through a central angle of 30(degrees)an arc distance of 471.24 feet to end of curve; thence N. 87(degrees)39' 16 W. 269.78 feet to a point on the said Southeasterly line of Brokaw Road; thence S. 36(degrees) 44' 2O"
          W. along the last said Southeasterly line of 189.51 feet to the place of beginning.

          TOGETHER WITH Parcel Three, described as follows:

          Beginning at the Intersection of the Southwesterly line of Coleman Avenue, as established by Deed from City of San Jose, to City of Santa Clara, dated June 24, 1947 and recorded March 3, 1948 in Book 1575 of Official Records, page 78, with the Southeasterly line of Brokaw Road; thence along the Southeasterly line of Brokaw Road N. 36(degrees)44' 20" E. 100.28 feet to a point on the Northeasterly line of Coleman Avenue as described above; thence S. 57(degrees)34' E. 936.62 feet to a point; thence S. 0(degree)05" E. 118.59 feet to a point on the Southwesterly line of Coleman Avenue as described above; thence N. 57(degrees)34' W. 1007.90 feet to the point of beginning.

          EXCEPTING THEREFROM that portion of land quitclaimed to the City of Santa Clara by Deed recorded May 9, 1968 in Book 8117, page 389, Official Records, and described as follows:

          Beginning at a point where the Southeasterly line of Brokaw Road 60 feet in width, intersects the Southerly line of that street designated as proposed Coleman Avenue 100 feet in width, on that certain Record of Survey recorded in Book 116 of Maps, at page 18 therein, in the Office of the County Recorder, Santa Clara County, California; thence from said point of beginning S. 87(degrees) 34' E. 17.59 feet along the aforesaid Southerly line of proposed Coleman Avenue to a point; said point being the beginning of a 33.37 foot radius curve to the left from a tangent bearing N. 87(degrees) 34' W; thence from said point following said curve through a central angle of 55(degrees) 36' 08" an arc distance of 32.38 feet to a point on the aforesaid Southeasterly line of Brokaw Road; thence N. 36(degrees) 49' 52" E.
          17.59 feet, more or less, along said Southeasterly line of Brokaw Road to the point of beginning.

          ALSO EXCEPTING THEREFROM that portion of land granted to the City of Santa Clara by Deed recorded April 4,1995 in Book N810, page 1762, Official Records, and described as follows:

          Being a portion of that certain Parcel 2 conveyed by the City of San Jose, a municipal corporation to the City of Santa Clara, a municipal corporation, by Deed recorded on October 19, 1956 in Book 3636 of Official Records, page 632 and 633 therein, Records of Santa Clara County, California. and being more particularly described as follows:

          Commencing at a point where the Southeasterly line of Brokaw Road 60 feet in width, intersects the Southerly line of that street designated as proposed Coleman Avenue 100 feet in width, on that certain Record of Survey recorded in Book 116 of Maps, at page 18 therein, in the Office of the County Recorder, Santa Clara County, California, said point also being the Northwesterly corner of the portion of land quitclaimed to the City of Santa Clara by Deed recorded May 9, 1968 in Book 8117, page 89, Official Records.

          Thence South 87(degrees) 35' 06" East 17.59 feet along said Southerly line of that street designated as proposed Coleman Avenue to the most Easterly corner of said portion of land quitclaimed to the City of Santa Clara and the true point of beginning;

          Thence continuing along said Southerly line of that street designated as proposed Coleman Avenue the following three courses:

          1) South 87(degrees)39'16" East 320.80 feet;
          2) Along a curve to the right with a radius of 800 feet through a central angle of 30(degrees)00' 00" for an arc length of 418.88 feet;

          3) South 57(degrees)35' 06" East 18.64 feet to the corporate line dividing the City of Santa Clara and the City of San Jose;

          Thence South 00(degrees) 00' 50" East 13.03 feet along said corporate line to a point 11.00 feet, measured at right angles from said Southerly line of that street designated as proposed Coleman Avenue;

          Thence Westerly along a line 11,00 feet, measured at right angles from said Southerly line of that street designated as proposed Coleman Avenue the following three courses:

          1) North 57" 35' 06" West 25.63 feet;
          2) Along a curve to the left with a radius of 789.00 feet through a central angle of 30(degrees) 00' 00" for an arc length of 413.12 feet;
          3) North 87(degrees) 35' 06" West 197.10 feet;

          Thence South 86(degrees) 08' 11" West 18.29 feet to a point 13.00 feet measured at right angles from said Southerly line of that street designated as proposed Coleman Avenue;

          Thence North 87(degrees) 35' 06" West 109.89' along a line 13.00 feet, measured at right angles from said street designated as proposed Coleman Avenue;

          Thence along a curve to the left with a radius of 42.00 feet through a central angle of 55(degrees) 34' 44" for an arc length of 40.74 feet to said Southeasterly line of Brokaw Road;

          Thence North 36(degrees) 50' 10" East 20.31 feet along said Southeasterly line of Brokaw Road to the Southwesterly corner of said portion of land quitclaimed to the City of Santa Clara;

          Thence Easterly along said portion of land quitclaimed to the City of Santa Clara along a curve to the right with a radius of 33.37 feet through a central angle of 55(degrees) 34' 44" for an arc length of
          32.37 feet to the true point of beginning.

          ALSO EXCEPTING THEREFROM Parcel B, described as follows:

          Commencing at the intersection of the Southeasterly line of Brokaw Road with the Northeasterly line of that certain 36.481 acre tract of land described in the Deed from Mary Ives Crocker to Southern Pacific Company, dated November 5. 1925 and recorded November 9, 1925 in Volume 192 of Official Records, page 370, thence along the Northeasterly line of said 36.481 acre tract South 57(degrees) 34' 50" East 660.00 feet; thence leaving said Northeasterly line and running South 77(degrees) 23' 05" East 295.15 feet to a point on a line parallel with and distant Northeasterly at right angles 100 feet from said Northeasterly line of said 36.481 acre tract; thence along said parallel line South 57(degrees) 34' 50" East 5.36 feet to the True Point of Beginning;

          Thence North 32(degrees)25'09" East 250.12 feet;
          Thence North 57(degrees)34'51" West 105.40 feet;
          Thence North 8(degrees)45'53" East 270.00 feet;
          Thence North 82(degrees)20'17" East 219.28 feet;
          Thence South 57(degrees)34'51" East 87.51 feet;
          Thence North 32(degrees)25'09" East 444.46 feet to a Point on the Southwesterly line of Coleman Avenue, 100 feet wide;

          Thence South 57(degrees)34'50" East 122.56 feet along said Southwesterly line to a point on the easterly line of Parcel 2 as described in that certain Deed recorded on October 19, 1956 in Book 3636 of Official Records, page 632 and 633, Records of Santa Clara County;

          Thence along said Easterly line South 0(degrees)40'47" East 411.18 feet to the most Southerly corner of said Parcel 2;

          Thence North 57(degrees)34'50" West 330.89 feet along the Southwesterly line of said Parcel 2 to the boundary line common to the cities of Santa Clara and San Jose;

          Thence South 0(degrees)05'36" East 875.90 feet along said common boundary line to a point on said line parallel with and distant Northeasterly at right angles 100 feet from said Northeasterly line of said 36.481 acre tract;

          Thence North 57(degrees)34'50" West along said parallel line 520.73 feet to the True Point of Beginning.

          APN: 230-46-X053, 032
          ARB: 230-46-031,032

                                    Exhibit B
                                 (1450 Coleman)

          REAL PROPERTY in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

          PARCEL ONE:

          All of Lots 2, 3, 4 and 5, as shown on that certain Map entitled Tract No. 4460, which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on March 8, 1968, in Book 234 of Maps page(s) 27.

          Excepting therefrom those portions of Tract No. 4460, the map of which is filed in Book 234 of Maps, page 27, Santa Clara County Records, being more particularly described as follows:

          PARCEL A:

          Beginning at the South corner of Lot 2, said corner being a point on the Northwesterly line of Carl Street as shown on said map; thence along to last named line, North 33(0) 28' 10" East 45.58 feet thence along the are of a tangent curve to the left with a radius of 50.00 feet through a central angle of 43(0) 20' 30" an arc distance of 37.8 feet to a point of reverse curvature; thence along an arc of a curve to the right with a radius of 60.00 feet through a central angle of 14(0) 05' 39" an arc distance of 14.76 feet to a point of cusp; thence leaving said Northwesterly line of Carl Street and running in a Southwesterly direction along an arc of a curve to the left, the tangent of which bears South 62(0) 43' 01" West, with a radius of
          60.00 feet through a central angle of 72(0) 35'21" an arc distance of
          76.015 feet to a point of reverse curvature; thence along an arc of a curve to the right with a radius of 50.00 feet through a central angle of 28(0) 12' 49" an arc distance of 24.62 feet to the intersection thereof with the Southwesterly line of said Lot 2; thence along the last named line, South 56(0) 31' 50" East 1.73 feet to the point of beginning, containing 0.037 of an acre and being a portion of said Lot 2.

          PARCEL B:

          Beginning at the South corner of Lot 2, said corner being a point on the Northwesterly line of Carl Street as shown on said map; thence along the last named line, South 33(0) 28' 10" West 13.05 feet; thence leaving said Northwesterly line at right angles therefrom, South 56(0) 31' 50" East 60.00 feet to the intersection thereof with the Southeasterly line of said Carl Street and the True Point of Beginning of this description; thence from said true point of beginning along said Southeasterly line, North 33(0) 28' 10" East 58.63 feet; thence along the arc of a tangent curve to the right with a radius of 50.00 feet through a central angle of 43(0) 20' 30" an arc distance of 37.82 feet to a point of reverse curvature; thence along the arc of a curve to the left with a radius of 60.00 feet through a central angle of 14(0) 05' 39" an arc distance of 14.76 feet to a point of cusp; thence leaving said Southeasterly line of Carl Street and running in a Southwesterly direction along the arc of a curve to the right, the tangent of which bears South 4(0) 13' 19" West, with a radius of 60.00 feet through a central angle of 72(0) 35' 21' an arc distance of
          76.015 feet to a point of reverse curvature; thence along an arc of a curve to the left with a radius of 50.00 feet through a central angle of 43(0) 20' 30" an arc distance of 37.82 feet to the true point of beginning, containing 0.037 of an acre and being a portion of Lot 4 as said Lot is shown on said map.

          PARCEL TWO:

          A portion of Carl Street as said street is shown on the map of Tract No. 4460, recorded in Book 234 of Maps, page 27, Santa Clara County Records, being more particularly described as follows:


          Beginning at the South corner of Lot 2, said corner being a point on the Northwesterly line of Carl Street as shown on said map; thence along the last named line, North 33(0) 28'10" East 45.58 feet; thence along the arc of a tangent curve to the left with a radius of 50.00 feet through a central angle of 43(0) 20' 30" an arc distance of 37.82 feet to a point of reverse curvature; thence along the arc of a curve to the right with a radius of 60.00 feet through a central angle of 14(0) 05' 39" an arc distance of 14.74 feet to the true point of beginning of this description: thence from said true point of beginning along the boundary of the Northeasterly terminus of Carl Street, continuing along the arc of the last named curve to the right with a radius of 60.00 feet through a central angle of 238(0) 29' 42" an arc distance of 249.75 feet to a point of cusp; thence leaving said boundary line of Carl street and running in a Northwesterly direction along the arc of a curve to the left, the tangent of which bears North 4(0) 13' 19" East, with a radius of 60.00 feet through a central angle of 121(0) 30' 18" an arc distance of 127.24 feet to the true point of beginning.

          APN: 230-05-105

                                    EXHIBIT C

                                     [date]

          LNR Santa Clara 1, LLC
          c/o Lennar Partners
          Attention: Chief Financial Officer
          18401 Von Karman Avenue, Suite 540
          Irvine, CA 92612

               Re: Standard Industrial/Commercial Single-Tenant Lease - Net dated as of March 1, 2000 between LNR Santa Clara I, LLC (Lessor) and United Defense L.P. (Lessee) (the "Lease")

          Gentlemen:

               This will confirm my advice to you that as of December 31, 1999, the assets, liabilities and income and/or loss of Lessee were substantially the same as those reported by United Defense, Inc. (UDI) with respect to itself (other than the debt which is on UDI's financial statements only) on its Form 10K report filed with the Securities and Exchange Commission for the twelve months ended December 31, 1999. /1/

               This letter is intended to satisfy the requirements of Section 66 of the Lease.

                                             Very truly yours,

                                             United Defense Inc.,
                                             a Delaware corporation

                                             By:_______________________________
                                                Its Treasurer

------------------
/1/ Any letter sent to Lessor for any year after 1999 may list such exceptions to the foregoing statement as the sender of the letter feels are appropriate.

          LENNAR PARTNERS
          ----------------------------------------------------------------------


          March 31, 2000

          Mr. Carl Hanes
          UNITED DEFENSE, L.P.
          1205 Coleman Avenue
          Santa Clara, California  95050

                                                            Via: Federal Express

          Dear Carl:

          Enclosed is a fully executed lease for your files. Congratulations on a job well done.

          Call me so that we can tie up any loose ends.

          Very Truly Yours,


          Greg Morell
          Vice President

          Enclosures

          GM:BB

                                   Schedule 1

                    Adjusted Base Rent through Oct. 30, 2011

Without 14509 parcel from Nov `06 thru Oct `11

Period                     Parcel            Monthly Rent      # of Months      Total Rent
------                     ------            ------------      -----------      ----------
3/1/2000 - 9/30/2001       1205 Coleman      $224,340.00       19               $4,262,460.00
                           1450 Coleman      $ 42,700.00       19               $  811,300.00
                                             $267,040.00                        $5,073,760.00

10/1/2001 - 9/30/2002      1205 Coleman      $291,629.00       12               $3,499,548.00
                           1450 Coleman      $ 47,580.00       12               $  570,960.00
                                             $339,209.00                        $4,070,508.00

10/1/2002-9/30/2003        1205 Coleman      $300,377.87       12               $3,604,534.44
                           1450 Coleman      $ 49,007.40       12               $  588,088.80
                                             $349,385.27                        $4,192,623.24

10/1/2003-9/30/2004        1205 Coleman      $309,389.21       12               $3,712,670.47
                           1450 Coleman      $ 50,477.62       12               $  605,731.46
                                             $359,866.83                        $4,318,401.94

10/1/2004-9/30/2005        1205 Coleman      $318,670.88       12               $3,824.050.59
                           1450 Coleman      $ 51,991.95       12               $  623,903.41
                                             $370,662.83                        $4,447,954.00

10/1/2005-9/30/2006        1205 Coleman      $328,231.01       12               $3,938,772.11

                           1450 Coleman      $ 53,551.71      12               $   642,620.51
                                             $381,782.72                        $ 4,581,392.62

10/1/2006-9/30/2007        1205 Coleman      $338,077.94       12               $ 4,056,935.27
                           1450 Coleman      $ 55,158.26       1                $    55,158.26
                                             $393,236.20                        $ 4,112,093.53

10/1/2007-9/30/2008        1205 Coleman      $348,220.28       12               $ 4,178,643.33
                           1450 Coleman      $--               0                $ --
                                             $348,220.28                        $ 4,178,643.33

10/1/2008-9/30/2009        1205 Coleman      $358,666.89       12               $ 4,304,002.63
                           1450 Coleman      $--               0                $ --
                                             $358,666.89                        $ 4,304,002.63

10/1/2009-9/30-2010        1205 Coleman      $369,426.89       12               $ 4,433,122.70
                           1450 Coleman      $--               0                $ --
                                             $369,426.89                        $ 4,433,122.70

9/30/2010-10/30/2011       1205 Coleman      $380,509.70       13               $ 4,946,626.08
                           1450 Coleman      $--               0                $ --
                                             $380,509.70                        $ 4,946,626.08
                                                                                ==============
                                                                                $48,659,128.06

-------------------                 ---------------------
Greg Morell                         Carl Hanes
Vice President, Acquisitions        Facilities Manager
Lennar Partners                     United Defense L.P., Santa Clara

                                  Schedule 1

                    Adjusted Base Rent through Oct. 30, 2011

Both 1205 & 1450 parcels for entire 140 months:

Period                     Parcel            Monthly Rent      # of Months      Total Rent
------                     ------            ------------      -----------      ----------

3/1/2000 - 9/30/2001       1205 Coleman      $224,340.00       19               $4,262,460.00
                           1450 Coleman      $ 42,700.00       19               $  811,300.00
                                             $267,040.00                        $5,073,760.00

10/1/2001 - 9/30/2002      1205 Coleman      $291,629.00       12               $3,499,548.00
                           1450 Coleman      $ 47,580.00       12               $  570,960.00
                                             $339,209.00                        $4,070,508.00

10/1/2002-9/30/2003        1205 Coleman      $300,377.87       12               $3,604,534.44
                           1450 Coleman      $ 49,007.40       12               $  588,088.80
                                             $349,385.27                        $4,192,623.24

10/1/2003-9/30/2004        1205 Coleman      $309,389.21       12               $3,712,670.47
                           1450 Coleman      $ 50,477.62       12               $  605,731.46
                                             $359,866.83                        $4,318,401.94

10/1/2004-9/30/2005        1205 Coleman      $318,670.88       12               $3,824.050.59
                           1450 Coleman      $ 51,991.95       12               $  623,903.41
                                             $370,662.83                        $4,447,954.00

10/1/2005-9/30/2006        1205 Coleman      $328,231.01       12               $3,938,772.11

Period                     Parcel            Monthly Rent      # of Months      Total Rent
------                     ------            ------------      -----------      ----------

                           1450 Coleman      $  53,551.71      12               $   642,620.51
                                             $ 381,782.72                       $ 4,581,392.62

10/1/2006-9/30/2007        1205 Coleman      $ 338,077.94      12               $ 4,056,935.27
                           1450 Coleman      $  55,158.26      1                $   661,899.13
                                             $ 393,236.20                       $ 4,718,834.39

10/1/2007-9/30/2008        1205 Coleman      $ 348,220.28      12               $ 4,178,643.33
                           1450 Coleman      $  56,813.01      12               $   681,756.10
                                             $ 405,033.29                       $ 4,860,399.43

10/1/2008-9/30/2009        1205 Coleman      $ 358,666.89      12               $ 4,304,002.63
                           1450 Coleman      $  55,517.40      12               $   702,208.78
                                             $ 417,184.28                        $5,006,211.41

10/1/2009-9/30-2010        1205 Coleman      $ 369,426.89      12               $ 4,433,122.70
                           1450 Coleman      $  60,272.92      12               $   723,275.05
                                             $ 429,699.81                       $ 5,156,397.75

9/30/2010-10/30/2011       1205 Coleman      $ 380,509.70      13               $ 4,946,626.08
                           1450 Coleman      $  62,081.11      13               $   807,054.41
                                             $ 442.590.81                       $ 5,753,680.49
                                                                                ==============
                                                                                $52,180,163.26

----------------------------        --------------------------------
Greg Morell                         Carl Hanes
Vice President, Acquisitions        Facilities Manager
Lennar Partners                     United Defense L.P., Santa Clara

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